UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-50249	52-2298116
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - Entry into a Material Definitive Agreement.

Merger Agreement

On February 17, 2012, Corporate Property Associates 15 Incorporated (“CPA®:15”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with W. P. Carey & Co. LLC (“W. P. Carey”), a Delaware limited liability company, W. P. Carey REIT, Inc., a newly formed Maryland corporation and wholly-owned subsidiary of W. P. Carey (“NewCo REIT”), CPA 15 Merger Sub Inc., an indirect subsidiary of NewCo REIT (“CPA®:15 Merger Sub”), CPA 15 Holdco, Inc., a Maryland corporation and wholly-owned subsidiary of CPA®:15 (“CPA 15 Holdco”), and, for the limited purposes set forth therein, Carey Asset Management Corp. (“CAM”) and W. P. Carey & Co. B.V. (“W. P. Carey BV”), each a subsidiary of W. P. Carey. W. P. Carey and its affiliates serve as external advisor to CPA®:15. Upon the terms and subject to the conditions set forth in the Merger Agreement, CPA 15 Holdco will merge with and into CPA®:15 Merger Sub, with CPA®:15 Merger Sub surviving the merger as an indirect subsidiary of NewCo REIT and CPA®:15 being a direct subsidiary of CPA®:15 Merger Sub (the “Merger”). In order to facilitate the qualification of the Merger as a partially tax deferred transaction for CPA: 15’s stockholders, immediately prior to the Merger, a wholly-owned, transitory merger subsidiary of CPA: 15 Holdco will be merged with and into CPA®:15 with each outstanding share of CPA®: 15 common stock being converted into one share of common stock of CPA:15 Holdco, before being converted into the Per Share Merger Consideration described below.

Prior to, and as a condition to, the Merger, W. P. Carey will reorganize its company in order to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes (the “REIT Reorganization”). As part of the REIT Reorganization, W. P. Carey will merge with and into NewCo REIT (the “Conversion,” and together with the Merger, the “Transactions”), with NewCo REIT succeeding to and continuing to operate the existing business of W. P. Carey. In connection with the Conversion, each of W. P. Carey’s outstanding listed shares, no par value per share (the “Listed Shares”), will be converted into one share of NewCo REIT common stock, $0.001 par value per share (the “NewCo REIT Common Stock”).

Subject to the terms and conditions of the Merger Agreement, each CPA®:15 stockholder of record as of the Effective Time (as defined in the Merger Agreement) will receive per share consideration comprised of $1.25 in cash (the “Cash Component”) and 0.2326 shares of NewCo REIT Common Stock (the “Stock Component,” and together with the Cash Component, the “Per Share Merger Consideration”). The nominal value of the consideration to be received by CPA®:15 stockholders may be higher or lower as of the closing date of the Merger due to changes in the market price of the Listed Shares. As of February 17, 2012, based upon a closing price of $45.07 per Listed Share as quoted on the New York Stock Exchange (the “NYSE”), the nominal value of the Per Share Merger Consideration was $11.73. No fractional shares will be issued in the Merger and all CPA®:15 stockholders entitled to fractional shares will receive cash in lieu of fractional shares. W. P. Carey’s shareholders will continue to hold their shares of NewCo REIT Common Stock that they receive in connection with the Conversion. W. P. Carey plans to use cash on hand and funds available, including funds available under the Amended and Restated Credit Facility, dated February 17, 2012, by and among the borrowers set forth therein, W. P. Carey, as guarantor, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent (the “Amended and Restated Credit Facility”), in order to pay the Cash Component.

The Per Share Merger Consideration, including the exchange ratio of 0.2326 shares of NewCo REIT Common Stock for one share of CPA®:15 common stock, was determined as a result of negotiations between the Board of Directors of W. P. Carey and a special committee of the Board of Directors of CPA®:15, with the assistance of separate financial advisors, and was based in part upon (i) the historical market price of the Listed Shares as quoted on the NYSE, and (ii) the estimated net asset value per share for CPA®:15 of $10.40 as of September 30, 2011. The estimated net asset value was based in part upon a valuation of CPA®:15’s real estate portfolio and indebtedness as of September 30, 2011, as determined by W. P. Carey, relying in part upon a third-party valuation firm, with adjustments for cash and other items.

The Merger Agreement contains customary representations, warranties and covenants of CPA®:15 and W. P. Carey, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period.

Consummation of the Merger is subject to various conditions, including, among others, (i) the receipt of requisite stockholder approvals, (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) the effectiveness of a registration statement on Form S-4, (iv) all consents, approvals, permits and authorizations having been obtained and (v) other customary closing conditions. In addition, CPA®:15’s and W. P. Carey’s respective obligations to consummate the Merger are subject to certain other conditions, including, among others, (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants in the Merger Agreement in all material respects, (iii) the delivery of opinions from counsel relating to the U.S. federal income tax code treatment of the Conversion (in the case of W. P. Carey) and the Merger (in the case of CPA®:15) and the REIT qualification of certain of the parties, and (iv) no event, change, effect or circumstance occurring that would constitute a material adverse effect on the other party and its subsidiaries. In addition, (a) CPA®:15’s obligation to consummate the Merger is subject to W. P. Carey consummating the REIT Reorganization and the Conversion and NewCo REIT Common Stock being approved for listing on the NYSE, and (b) W.P. Carey’s obligations to consummate the Merger is subject to CPA®:15 consummating a merger with a wholly-owned subsidiary of CPA 15 Holdco.

The Merger Agreement contains certain termination rights for both CPA®:15 and W. P. Carey. Each of CPA®:15 and W. P. Carey has agreed to pay the other party’s out-of-pocket expenses if the Merger Agreement is terminated because such party breaches any of its representations, warranties, covenants or agreements made in the Merger Agreement. CPA®:15 has agreed to pay W. P. Carey’s out-of-pocket expenses if its Board of Directors withdraws its recommendation of the Merger or approves or recommends a superior competing transaction, or if CPA®:15 enters into an agreement for a superior competing transaction. W. P. Carey has also agreed to pay CPA®:15’s out-of-pocket expenses if the Merger Agreement is terminated due to the failure to obtain the requisite stockholder approval.

CAM, W. P. Carey BV, and certain of their affiliates provide investment and advisory services to CPA®:15 pursuant to written advisory agreements (the “Advisory Agreements”). Subject to the terms and conditions of the Merger Agreement, CAM and W. P. Carey BV have agreed to terminate the Advisory Agreements and waive any Termination Fees and Subordinated Disposition Fees (each as defined in the Advisory Agreements), but will continue to be entitled to receive any and all other accrued and unpaid fees pursuant to the Advisory Agreements.

The parties to the Merger Agreement intend that the Merger satisfy applicable requirements to qualify as a partially tax-deferred reorganization.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

General

The Merger Agreement and the other transactions contemplated in the Merger Agreement have been recommended by a special committee of independent directors of CPA®:15 and unanimously approved by the Boards of Directors of CPA®:15 and W. P. Carey.

The Merger Agreement has been included to provide investors with information regarding the terms of the Merger, the Conversion and the other transactions contemplated thereby. The Merger Agreement is not intended to provide any other factual information about CPA®:15, W. P. Carey or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties of CPA®:15 and W. P. Carey. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement, and are qualified by information in disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about CPA®:15, W. P. Carey and their respective subsidiaries that are included in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”).

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CPA®:15 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Transactions, integration plans and expected synergies, the expected benefits of the REIT Reorganization, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Transactions. These statements are based on the current expectations of the management of CPA®:15 and W. P. Carey. It is important to note that CPA®:15’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in CPA®:15’s and W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Form S-4. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may or may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:15 does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement / prospectus and other relevant documents to be mailed by CPA®:15 and W. P. Carey to their respective security holders in connection with the proposed Transactions. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CPA®:15, W. P. CAREY AND THE PROPOSED TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing CPA®:15’s website (http:www.cpa15.com) or by accessing W. P. Carey’s website (http://www.wpcarey.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 29, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding CPA®:15’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:15 on April 29, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 8.01 - Other Events.

Investor Presentation

The form of the investor presentation to be used during calls with CPA®:15’s investors, stockholders, brokers and other parties interested in the proposed Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The investor presentation is also posted on CPA®:15’s website at http://www.cpa15.com.

Communication to Stockholders and Financial Advisors

Beginning on February 21, 2012, CPA®:15 intends to distribute a communication to its stockholders and financial advisors. A form of that communication is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Distribution Reinvestment and Stock Purchase Plan

Effective immediately, CPA®:15 has suspended permitted distribution reinvestments under its Distribution Reinvestment and Stock Purchase Plan because of the proposed Merger described above.

ITEM 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2012, by and between Corporate Property Associates 15 Incorporated, CPA 15 Holdco, Inc., W. P. Carey & Co. LLC, W. P. Carey REIT, Inc., CPA 15 Merger Sub Inc., a subsidiary of W. P. Carey REIT, Inc., and, for the limited purposes set forth therein, Carey Asset Management Corp. and W. P. Carey & Co. B.V., each a subsidiary of W. P. Carey & Co. LLC.

99.1	Investor presentation.

99.2	Communication to stockholders and financial advisors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 15 Incorporated

Date: February 21, 2012	By:	/s/ MARK J. DECESARIS
Mark J. DeCesaris Managing Director and Chief Financial Officer